                                                                    Exhibit 10.9













         HUBBELL INCORPORATED GRANTOR TRUST FOR SENIOR MANAGEMENT PLANS

                                 TRUST AGREEMENT

                                 TRUST AGREEMENT

     TRUST AGREEMENT made and entered into as of the 14th day of March, 2005, by and between HUBBELL INCORPORATED, a corporation organized under the laws of the State of Connecticut (hereinafter referred to as the "Company") and THE BANK OF NEW YORK, a New York banking corporation (hereinafter referred to as the "Trustee").

     WHEREAS, the Company has established the Plans (as defined below) as unfunded plans maintained for the purpose of providing deferred compensation for a select group of management and/or highly compensated employees from time to time participating in any such Plan; and

     WHEREAS, under the Plans, the Company is required to pay Benefits to the Participants or their Beneficiaries; and

     WHEREAS, the Company intends from time to time to contribute cash or other property reasonably acceptable to the Trustee which cash or property will, as and when received by the Trustee, constitute a trust fund to aid the Company in meeting its obligations to make payments of Benefits to Participants and Beneficiaries under the Plans and to assure that such obligations are met after a Change of Control; and

     WHEREAS, the establishment of this Trust shall not affect the Company's continuing obligation to make payments to Participants and Beneficiaries under each Plan except that the Company's liability thereunder shall be offset by actual payments made on its behalf by the Trustee hereunder; and

     WHEREAS, the Company intends that the Trust Fund shall be held by the Trustee and invested, reinvested and distributed all in accordance with the provisions of this Trust Agreement; and

     WHEREAS, each Plan provides, and the Company intends, that the assets of the Trust Fund shall be and remain subject to the claims of the Company's creditors as herein provided and that such Plan not be deemed funded solely by virtue of the existence of this Trust; and

     WHEREAS, the Trust is intended to be a "grantor trust" with the result that the corpus and income of the Trust are treated as assets and income of the Company pursuant to Sections 671 through 679 of the Code; and

     WHEREAS, the Company intends that no Plan be deemed funded within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), despite the existence of this Trust; and

     WHEREAS, the Trust shall initially be revocable but shall become irrevocable upon the occurrence of a Change of Control.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Company and the Trustee declare and agree as follows:

1.   DEFINITIONS; ESTABLISHMENT OF TRUST

     1.1  Definitions.

     Whenever used in this Trust Agreement, unless otherwise provided or the context otherwise requires:

          (a) "Administrator" shall mean the individual, individuals or committee appointed by the Board of Directors of the Company to control and manage the operation and administration of the applicable Plan.

          (b) "Affiliate" shall mean any person, corporation or other entity which the Company shall have advised the Trustee in writing is a subsidiary or affiliate of the Company or its successor or which owns 20% or more of the voting securities of the Company.

          (c) "Authorized Officer" shall mean the Chairman, President, any Vice President, the Secretary or the Treasurer of the Company or any other person or persons as may be designated by any such officer.

          (d) "Beneficiary" shall mean the beneficiary of a Participant as set forth on the Payment Schedule and in accordance with the applicable Plan or as thereafter changed in accordance with this Trust Agreement and in accordance with the applicable Plan and which is in effect on the date of the Participant's death; provided that the Trustee shall have no duty or obligation to review any Plan to identify any Beneficiary, and its duty to identify any Beneficiary shall be based solely from a review of the Payment Schedule. If no designated beneficiary survives the

Participant or if no Beneficiary is designated as provided herein, the legal representative of the Participant's estate shall be the Beneficiary. If a designated beneficiary survives the Participant but dies before payment in full of Benefits from the Trust has been made, the legal representative of such beneficiary's estate shall become the Beneficiary. References to a Participant in this Trust Agreement in connection with payments hereunder shall also refer to such Participant's Beneficiary unless the context clearly requires otherwise.

          (e) "Benefits" shall mean the payments required to be made to a Participant or his Beneficiary pursuant to a Payment Schedule.

          (f) "Change of Control" shall have the meaning assigned to such term by Section 6.2 hereof.

          (g) "Code" shall mean the Internal Revenue Code of 1986 as from time to time amended.

          (h) "Company" shall mean HUBBELL INCORPORATED or its successors.

          (i) "Final Determination" shall mean (i) an assessment of tax by the Internal Revenue Service addressed to the Participant or his Beneficiary which is not timely appealed to the courts; (ii) a final determination by the United States Tax Court or any other Federal Court, the time for an appeal thereof having expired or been waived; or (iii) an opinion by the Company's counsel, addressed to the Company and the Trustee and in form and substance reasonably satisfactory to the Trustee, to the effect that amounts held in the Trust are subject to Federal income tax to the Participant or his Beneficiary prior to payment. Notwithstanding the foregoing, no Final Determination shall be deemed to have occurred until the Trustee has actually received a copy of the assessment, court order or opinion which forms the basis thereof and such other documents as it may reasonably request.

          (j) "Incumbency Certificate" shall mean a certificate of the Secretary or any Assistant Secretary of the Company identifying the Administrator (or every member thereof if the Administrator consists of more than one person) and each Authorized Officer, which certificate shall include the name, title and specimen signature of each such person and any changes thereto.

          (k) "Insolvent" with respect to the Company shall mean that (i) the Company is unable to pay its debts generally as they come due and/or (ii) the Company is subject to a pending proceeding as a debtor under the Federal Bankruptcy Code or any successor statute.

          (l) "Participant" shall mean at the time of determination, an employee of the Company or of an Affiliate who is participating in the applicable Plan and with respect to whom a Payment Schedule is then in effect.

          (m) "Payment Schedule" shall mean, collectively, the list of Participants in the form of Exhibit A and the schedule of Benefits payable from the Trust Fund to such Participants in the form of Exhibit A-1 or A-2, as appropriate, or any amendment or substitution thereof as may be provided to the Trustee by the Company prior to a Change of Control in accordance with Section
4.5 of this Trust Agreement.

          (n) "Plan" (and collectively, "Plans") shall mean any of (i) any Continuity Agreement between the Company and any of its senior executives, (ii) the Hubbell Incorporated Amended and Restated Supplemental Executive Retirement Plan or (iii) the Hubbell Incorporated Top Hat Restoration Plan, each as from time to time amended.

          (o) "Plan Year" shall mean the fiscal year ending on the last day of December.

          (p) "Recordkeeper" shall mean the organization identified in
Section 3.1.

          (q) "Reliable Source" shall mean (i) a report filed with the Securities and Exchange Commission, (ii) a public statement issued by the Company, The New York Times or The Wall Street Journal, or (iii) a certificate of the Company signed by the Chief Executive Officer or by the Chairman of the Board of Directors.

          (r) "Termination" shall mean a Participant's termination of employment with the Company or an Affiliate and, if there exists a Continuity Agreement between the Participant and the Company, within the meaning of such Continuity Agreement.

          (s) "Termination Affidavit" shall mean an affidavit of a Participant in the form annexed hereto as Exhibit B-1 or B-2, as appropriate.

          (t) "Trust" shall mean the Trust established under this Trust
Agreement.

          (u) "Trust Agreement" shall mean this trust agreement as from time to time amended.

          (v) "Trust Fund" shall mean the trust fund held from time to time by the Trustee hereunder consisting of all contributions received by the Trustee together with the investments and reinvestments made therewith and all net profits and earnings thereon less all payments and charges therefrom.

     1.2  Establishment and Title of the Trust.

     The Company hereby establishes with the Trustee a trust to be known as the "HUBBELL INCORPORATED GRANTOR TRUST FOR SENIOR MANAGEMENT PLANS", consisting of such sums of money and other property reasonably acceptable to the Trustee as from time to time shall be paid or delivered to the Trustee. The Trustee acknowledges the receipt of $1,000.00 representing the initial contribution to the Trust. The Trust Fund shall be held by the Trustee in trust and shall be dealt with in accordance with the provisions of this Trust Agreement. The Company shall at all times have the power to reacquire the Trust Fund by substituting cash or readily marketable securities of equivalent value, net of any costs of disposition (other than securities issued by the Company or any Affiliate), and such other property shall, following such substitution, constitute the Trust Fund.

     1.3  Acceptance by the Trustee.

     The Trustee accepts the Trust established hereunder on the terms and conditions set forth herein and agrees to perform the duties imposed on it by this Trust Agreement.

     1.4  Incumbency Certificates.

     The Secretary or any Assistant Secretary of the Company, pursuant to authorization of the Board of Directors of the Company, will promptly deliver an Incumbency Certificate to the Trustee with respect to the Administrator (or every member thereof if the Administrator consists of more than one person) and each Authorized Officer and any changes thereto. The Trustee shall be entitled to rely on the identity of the Administrator and any Authorized Officer until it receives written notice to the contrary.

     1.5  Effective Date.

     This Trust Agreement shall be effective as of the date and year first above written.

2.   INVESTMENT AND ADMINISTRATION OF THE TRUST FUND

     2.1  Powers and Duties of the Trustee.

     In addition to every power and discretion conferred upon the Trustee by any other provision of this Trust Agreement, the Trustee will have the following express powers with respect to the Trust Fund:

          (a) Subject to Section 2.2 hereof, to make investments and reinvestments of the assets of the Trust Fund including investments which yield little or no income and from time to time hold funds uninvested, without distinction between principal and income; and in making and holding investments, the Trustee will not be restricted to those investments which are authorized by the law of the State of New York for the investment of trust funds, provided, however, that no investment shall be made in any securities or other obligations of the Company or of any Affiliate. The Trustee is further authorized and empowered to invest and reinvest all or any part of such assets through the medium of any common, collective or commingled trust fund or pool maintained by it as the same may have heretofore been or may hereafter be established or amended.

          (b) To retain, to exchange for any other property, to sell in any manner and at any time, any property, and to grant options to sell any such property, without regard to restrictions (other than those imposed by applicable law) and without the approval of any court.

          (c) To vote personally or by proxy and to delegate power and discretion to such proxy.

          (d) To exercise subscription, conversion and other rights and options, and to make payments from the Trust Fund in connection therewith.

          (e) To take any action and to abstain from taking any action with respect to any reorganization, consolidation, merger, dissolution, recapitalization, refinancing and any other plan or change affecting any property, and in connection therewith, to delegate its discretionary powers and to pay assessments, subscriptions and other charges from the Trust Fund.

          (f) In any manner, and to any extent, to waive, modify, reduce, compromise, release, settle and extend the time of payment of any claim of whatsoever nature in favor of or against the Trustee or all or any part of the Trust Fund and to commence or defend suits or other legal proceedings in connection therewith.

          (g) To make executory contracts and to grant options for any purposes, and to make such contracts and options binding on the trust and enforceable against any property of the Trust Fund.

          (h) Upon any terms, to borrow money from any person (including, to the extent permitted by applicable law, the Trustee in its individual capacity) and to pledge assets of the Trust Fund as security for repayment.

          (i) To hold all or any part of the Trust Fund in cash and without obligation to pay or earn interest thereon.

          (j) To hold assets in time or demand deposits (including deposits with the Trustee in its individual capacity which pay a reasonable rate of interest).

          (k) To employ agents, experts and counsel, to delegate discretionary powers to, and rely upon information and advice furnished by, such agents, experts and counsel and to pay their reasonable fees and disbursements.

          (l) From time to time to register any property in the name of its nominee or in its own name, or to hold it unregistered or in such form that title shall pass by delivery or to cause the same to be deposited in a depository or clearing corporation or system established to settle transfers of securities and to cause such securities to be merged and held in bulk by the nominee of such depository or clearing corporation or system.

     2.2  Investment Directions and Guidelines.

          (a) Investment Directions Prior to a Change of Control. Prior to a Change of Control, in exercising its powers under Section 2.1 hereof, the Trustee shall invest and reinvest the Trust Fund in accordance with the investment directions delivered to the Trustee in writing by the Company. The Company may from time to time prior to a Change of Control substitute new investment directions in a writing signed by an Authorized Officer of the Company. Until the Trustee receives new investment directions, the Trustee may rely and shall be fully protected in relying on the last investment directions it has received. The obligation to supply investment directions shall be solely on the Company and, except as provided in Section 2.2(b), the Trustee shall have no obligation to invest the Trust Fund in the absence of directions.

          (b) Investments On and After a Change of Control. On and after the occurrence of a Change of Control (and prior to a Change of Control if the Company has not delivered investment directions to the Trustee or there are no such investment directions then in effect), in exercising its powers under
Section 2.1 hereof, the Trustee shall, consistent with the overall objective of the Trust Fund which is the preservation of capital, invest and reinvest the Trust Fund in short-term investments, including, without limitation, obligations issued or guaranteed by the United States of America or any agency thereof, proportionate interests in any such obligations held by any bank or trust company organized under the laws of the United States of America or any state thereof as a custodian, commercial paper rated A-1 by Standard & Poors Corporation or P-1 by Moody's Investment Services, Master Notes of corporations with commercial paper ratings of A-1 or P-1, time or savings deposits and certificates of deposit.

3.   ACCOUNTS; CONTRIBUTIONS

     3.1  Trust Fund Accounting.

          (a) All contributions received by the Trustee and all other receipts of the Trustee, whether by way of dividends, interest or otherwise for the account of the Trust Fund, may be commingled, held, invested and, with all disbursements therefrom, accounted for by the Trustee as a single fund. All recordkeeping or valuation of the accounts of individual participants shall be the responsibility of a recordkeeper (the "Recordkeeper") appointed by the Company. The Recordkeeper shall also perform such other functions as are specified in this Agreement. The Company shall notify the Trustee of the identity of the Recordkeeper upon the signing of this Agreement. Prior to a Change of Control, the Company shall be solely responsible for the appointment of a substitute Recordkeeper in the event that the Recordkeeper resigns or fails to perform its duties hereunder. Following a Change of Control, the Trustee shall be responsible for appointment of a Recordkeeper in the event that the Recordkeeper resigns or, in the judgment of the Trustee and after notice to the Participants known to it as of the Trustee's appointment of a new Recordkeeper, the Recordkeeper fails to perform its duties hereunder, but, notwithstanding anything in this Agreement to the contrary, the Trustee shall assume no liability whatsoever on account of such appointment in good faith of a successor Recordkeeper, absent the Trustee's negligent appointment of such successor Recordkeeper. The Trustee may rely conclusively on all information received from the Recordkeeper.

     3.2  Contributions by the Company.

          (a) The Trustee shall receive from the Company such amounts in cash or other property reasonably acceptable to the Trustee as the Company may from time to time determine. The Trustee shall be under no obligation to seek collection of any contribution from the Company. All responsibility for the determination of the amount, timing and type of payments made to the Trustee, or otherwise establishing a funding policy consistent with the objectives of the applicable Plan shall be on the Company or its designee.

          (b) In addition to contributions made to the Trust pursuant to Section 3.2(a), the Company may from time to time deliver to the Trustee such other amounts as the Company may consider necessary or appropriate to provide for the payment of expenses of the Trust.

4.   PAYMENT OF BENEFITS

     4.1  Payments Prior to a Change of Control.

     Prior to a Change of Control, solely out of the Trust Fund and with no obligation otherwise to make any payment, the Trustee shall make such payments as shall be directed by the Company in writing. The Trustee may rely and shall be fully protected in relying on such directions.

     4.2  Payments On and After Change of Control.

          (a) On and after the occurrence of a Change of Control in the event of a Participant's Termination, such Participant shall provide the Trustee with a Termination Affidavit. If the Participant is deceased, the Termination Affidavit shall be provided by the Beneficiary who shall also supply the Trustee with a certified copy of the death certificate of the Participant (and, where the Beneficiary is the legal representative of the estate of a Beneficiary who survives the Participant but dies before all benefits have been paid, a certified copy of the death certificate of such Beneficiary), an inheritance tax waiver and such other documents as the Trustee may reasonably require (including, without limitation, certified copies of letters testamentary). Promptly upon receipt thereof, the Trustee shall mail a copy of the Termination
Affidavit to the Company. The Trustee, solely out of the Trust Fund and with no obligation otherwise to make any payment, shall, as soon as administratively practicable and in conformity with the instructions set forth in the Payment Schedule, make payments to such Participant or Beneficiary at the times and in the manner set forth in the Payment Schedule last received by the Trustee with respect to such Participant or Beneficiary and consistent with the information set forth in the Termination Affidavit. The Trustee may rely and shall be fully protected in relying on the contents of a Termination Affidavit and all documentation and other information provided to it by the Company or the Administrator for all purposes under this Trust Agreement as if the applicable Plan were deemed funded and the Company and the Administrator were "named fiduciaries" as such term is defined in Section 402(a)(2) of ERISA.

          (b) Payments to Participants shall be made in the order of the receipt of Termination Affidavits. In the event that the Trustee receives more than one Termination Affidavit on the same day and the Trust Fund is not sufficient to make all of the payments otherwise required as a result of the receipt of such Termination Affidavits, the Trustee, after the payment of all of its unpaid compensation and expenses, shall distribute the balance of the Trust Fund to the Participants who have submitted such Termination Affidavits on a pro rata basis.

     4.3  Payments in the Event of a Final Determination.

     Notwithstanding anything contained in Section 4 of this Trust Agreement to the contrary, if at any time (i) a Final Determination is made that the income of the Trust Fund is taxable to the Trust as an entity and not to the Company, or (ii) if a tax, as a result of a Final Determination, is payable by one or more Participants in respect of any interest in the Trust Fund prior to payment of such interest to such Participant or Participants, then, (x) in case of the occurrence of the event described in clause (i), the Trust shall terminate and the assets thereof shall be paid to the Company, (y) in the event of the occurrence of the event described in clause (ii), the Trustee, solely out of the Trust Fund and with no obligation otherwise to make any payment, shall pay to the affected Participant the amount of the tax so payable, and (z) in the event of the occurrence of the events described in both clauses (i) and (ii), the Trustee shall first pay to the affected Participant or Participants the amount of tax so payable, and then the Trust shall terminate and the remaining assets thereof shall be paid to the Company. Notwithstanding any other provision of this Trust Agreement, if any amounts held in the Trust are found in a Final Determination to have been includable in gross income of a Participant prior to payment of such amounts from the Trust, the Trustee shall, as soon as practicable (but in no event later than ten (10) business days after receiving notice of such Final Determination), pay such amounts to such Participant. For purposes of this Section 4.3, the Trustee shall be entitled to rely on an affidavit from a Participant (substantially in the form annexed hereto as Exhibit C) to the effect that a Final Determination described in clause (ii) above has occurred.

     4.4  Rules Governing Payments.

     The Trustee shall not make any payments to Participants or Beneficiaries from the Trust Fund except as provided in Sections 4.1, 4.2 or 4.3 even though it may be informed from another source that payments are due under any Plan. The Trustee shall have no duty to determine the propriety or amount of such payments or the rights of any person in the Trust Fund. The Company shall on a timely basis provide the Trustee with written instructions for the reporting and withholding of any federal, state and local taxes that may be required to be reported and withheld with respect to any amount paid under Section 4.1, 4.2 or 4.3, and the Trustee shall comply with such written instructions and shall pay any taxes withheld to the appropriate taxing authorities. The Trustee may rely conclusively (and shall be fully protected in such reliance) on the written instructions of the Company as to all tax reporting and withholding requirements.

     4.5  Payment Schedules.

     Upon the execution of this Trust Agreement, the Company shall deliver to the Trustee a list of current Participants substantially in the form of Exhibit A and the initial Payment Schedules substantially in the form of Exhibits A-1 and A-2. The Company may from time to time add additional Payment Schedules to the Trust Agreement and may from time to time amend the Payment Schedules then in effect or substitute new Payment Schedules without the written consent of the Participant or Participants to whom such Payment Schedules relate; provided, however, that following a Change of Control the Company shall not have the power to add or substitute Payment Schedules nor may the Company amend a Payment Schedule without the written consent of the Participant to whom such Payment Schedule relates. The Trustee may rely and shall be fully protected in relying on the contents of a Payment Schedule for all purposes under this Trust Agreement without inquiry until it receives an amendment thereto or a new Payment Schedule in substitution thereof to the extent permitted hereunder.

     4.6  Designation of Beneficiaries.

     At the time that the Company first submits a Payment Schedule with respect to a Participant, it shall ascertain from such Participant the identity of such Participant's Beneficiary and shall identify such Beneficiary on the initial Payment Schedule submitted to the Trustee with respect to such Participant. In submitting a Payment Schedule with a Beneficiary designated thereon, the Company shall be deemed to certify that such designation accurately reflects the Participant's instructions to the Company. At any time, a Participant may revoke or change a Beneficiary designation without the consent of any prior Beneficiary by mailing or delivering a written Change or Revocation of Beneficiary Designation substantially in the form annexed hereto as Exhibit D to the Trustee at the address set forth in Section 8.3(b); provided, however, that no change or revocation of a designation shall be valid unless it is actually received by the Trustee during the Participant's lifetime.(1) The Trustee may rely and shall be fully protected in relying on the last Beneficiary designation in its possession as of the date of a Participant's death.

     4.7  Company's Continuing Obligations.

     Notwithstanding any provisions of this Trust Agreement to the contrary, the Company shall remain obligated to pay the Benefits under any Plan. Nothing in this Trust Agreement shall relieve the Company of its liabilities to pay the Benefits except to the extent such liabilities are met by the application of Trust Fund assets.

     4.8  Excess Amounts.

     After all of the Benefits have been paid in full, the Trust shall terminate and, after the payment of any unpaid expenses, the assets of the Trust Fund (if any) shall be transferred to the Company.

--------------------------
     (1) In some cases, the laws of the jurisdiction in which the participant resides may require spousal consent to a change in beneficiary.

     4.9. Company's Intent.

     It is the intention of the Company to have the Trust Fund satisfy the Company's legal liability under the applicable Plan, and to have the balance, if any, in the Trust Fund revert to the Company after all of the Company's legal liabilities with respect to Benefits under any Plan have been met. The Company, therefore, agrees that all income, deductions and credits of the Trust Fund belong to it as owner for income tax purposes and will be included on the Company's income tax returns.

5.   CONCERNING THE TRUSTEE

     5.1  Notices to the Trustee.

     Absent its own negligence or willful misconduct, the Trustee may rely on the authenticity, truth and accuracy of, and will be fully protected in acting upon:

          (a) any notice, direction, certification, approval or other writing of the Company, if evidenced by an instrument signed in the name of the Company by an Authorized Officer; and

          (b) any copy of a resolution of the Board of Directors of the Company, if certified by the Secretary or an Assistant Secretary of the Company under its corporate seal; or

          (c) any notice, direction, certification, approval or other writing, or other transmitted form of instruction received by the Trustee and believed by it to be genuine and to be sent by or on behalf of the Administrator.

     5.2  Expenses of the Trust Fund.

     The Trustee is authorized to pay out of the Trust Fund: (a) all brokerage fees and transfer tax expenses and other expenses incurred in connection with the sale or purchase of investments; (b) all real and personal property taxes, income taxes and other taxes of any kind at any time levied or assessed under any present or future law upon, or with respect to, the Trust Fund or any property included in the Trust Fund; (c) the Trustee's compensation and expenses as provided in Section 5.3 hereof; and (d) all other reasonable expenses of administering the Trust, unless promptly paid to the Trustee by the Company.

     5.3  Compensation of the Trustee.

     The Company will pay to the Trustee such compensation for its services as set forth on Exhibit E as from time to time amended by the Company and the Trustee and will reimburse the Trustee for all reasonable expenses (including reasonable attorneys' fees) incurred by the Trustee in the administration of the Trust. If not promptly paid on request, the Trustee may charge such fees and expenses to and pay the same from the Trust Fund. The compensation and expenses of the Trustee shall constitute a lien on the Trust Fund.

     5.4  Limitation of Liability.

     The Trustee shall not be liable for any Losses (as defined below) or action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of negligence or willful misconduct on its part. In no event shall the Trustee be liable (i) for acting in accordance with instructions received in accordance with the terms of this Trust Agreement from the Company, any Participant, Beneficiary, Administrator, or the Recordkeeper, (ii) for special, consequential or punitive damages, (iii) for the acts or omissions of its correspondents, designees, agents or subcustodians, or (iv) for any Losses due to forces beyond the control of the Trustee, including without limitation strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, the insolvency of any non-affiliated party, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services.

     5.5  Protection of the Trustee.

     The Company shall pay and shall protect, indemnify and save harmless the Trustee and its officers, employees and agents from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses (including, without limitation, attorneys' fees and expenses) of any nature (collectively, "Losses") arising from or relating to any action or any failure to act by the Company, its officers, employees and agents or the transactions contemplated by this Trust Agreement, including, but not limited to, any claim made by a Participant or his beneficiary with respect to payments made or to be made by the Trustee, any claim made by the Company or its successor, whether pursuant to a sale of assets, merger, consolidation, liquidation or otherwise, that this Trust Agreement is invalid or ultra vires, except to the extent that any such Loss has been determined by a final judgment of a court of competent jurisdiction to be solely the result of the negligence or willful misconduct of the Trustee. To the extent that the Company has not fulfilled its obligations under the foregoing provisions of this Section, the Trustee shall be reimbursed out of the assets of the Trust Fund or may set up reasonable reserves for the payment of such obligations. The Trustee assumes no obligation or responsibility with respect to any action required by this Trust Agreement on the part of the Company, the Administrator or the Recordkeeper.

     5.6  Duties of the Trustee.

     The Trustee will be under no duties whatsoever, except such duties as are specifically set forth as such in this Trust Agreement, and no implied covenant or obligation will be read into this Trust Agreement against the Trustee. The Trustee will not be compelled to take any action toward the execution or enforcement of the Trust or to prosecute or defend any suit in respect thereof, unless indemnified to its reasonable satisfaction against loss, cost, liability and expense; and the Trustee will be under no liability or obligation to anyone with respect to any failure on the part of the Company, the Administrator, the Recordkeeper or a Participant to perform any of their respective obligations under the applicable Plan. Nothing in this Trust Agreement shall be construed as requiring the Trustee to make any payment in excess of the amounts held in the Trust Fund at the time of such payment or otherwise to risk its own funds.

     5.7  Pricing Services.

     To the extent that the Trustee provides values of, and pricing information with respect to, securities, the Trustee is authorized to utilize generally recognized pricing services (including brokers, dealers and market makers). If the Trustee utilizes such services, the Trustee shall not be liable or responsible for or be under any duty to inquire into, nor be deemed to make any assurances or warranties with respect to, the accuracy or completeness of such values or information, even if the Trustee, in performing services for itself and others, including services similar to those performed for the Company, receives different valuations of the same or similar securities of the same issuer. In the event such services are unable to provide a value of or pricing information with respect to securities and the Trustee, nevertheless, provides values and pricing information, the Trustee shall so advise the Company, but shall have no other obligation or liability with respect to such valuation or pricing information.

     5.8  Settlement of Accounts of the Trustee.

     The Trustee shall keep or cause to be kept accurate and detailed accounts of all investments, receipts, disbursements and other transactions hereunder. Such accounts shall be open to inspection and audit at all reasonable times during normal business hours by any person designated by the Company or the Administrator. At least annually after the end of each Plan Year (and within sixty (60) days thereafter), the Trustee shall file with the Company and the Administrator a written account, listing the investments of the Trust Fund and any uninvested cash balance thereof, and setting forth all receipts, disbursements, payments and other transactions respecting the Trust Fund not included in any such previous account. Any account, when approved by the Company and the Administrator, will be binding and conclusive on the Company, the Administrator and all Participants, and the Trustee will thereby be released and discharged from any liability or accountability to the Company, the Administrator and all Participants with respect to all matters set forth therein. Omission by the Company or the Administrator to object in writing to any specific items in any such account within ninety (90) days after its delivery will constitute approval of the account by the Company and the Administrator. No other accounts or reports shall be required to be given to the Company, the Administrator or a Participant except as stated herein or except as otherwise agreed to in writing by the Trustee. The Trustee shall not be required to file, and no Participant or Beneficiary shall have right to compel, an accounting, judicial or otherwise, by the Trustee.

     5.9  Right to Judicial Settlement.

     Nothing contained in this Trust Agreement shall be construed as depriving the Trustee of the right to have a judicial settlement of its accounts, and upon any proceeding for a judicial settlement of the Trustee's accounts or for instructions the only necessary parties thereto in addition to the Trustee shall be the Company, in the case of a proceeding commenced prior to a Change of Control, or the Company and the Participants to whom additional Benefits are payable pursuant to a Payment Schedule then in effect (or, in the case of a deceased Participant still entitled to Benefits from the Trust Fund, his Beneficiary), in the case of a proceeding commenced on or after a Change of Control.

     5.10 Resignation or Removal of the Trustee.

     The Trustee may at any time resign and may at any time be removed by the Company upon thirty (30) days' notice in writing; provided, however, that following a Change of Control, the Company shall have the right to remove the Trustee only with the written consent of two-thirds of the Participants to whom additional Benefits are payable pursuant to a Payment Schedule then in effect. The Recordkeeper shall be solely responsible for obtaining and tabulating such consents and the Trustee may rely conclusively on information received from the Recordkeeper.

     5.11 Appointment of Successor Trustee.

     In the event of the resignation or removal of the Trustee, or in any other event in which the Trustee ceases to act, a successor trustee may be appointed by the Company by instrument in writing delivered to and accepted by the successor trustee; provided, however, that following a Change of Control, the designation of a successor trustee shall be approved in writing by two-thirds of the Participants to whom additional Benefits are payable pursuant to a Payment Schedule then in effect. The Recordkeeper shall be solely responsible for obtaining and tabulating such approvals and the Trustee may rely conclusively on information received from the Recordkeeper. Notice of such appointment and approval, if applicable, will be given by the Recordkeeper to the retiring trustee, and the successor trustee will deliver to the retiring trustee an instrument in writing accepting such appointment. Notwithstanding the foregoing, if no appointment and approval, if applicable, of a successor trustee is made by the Company within a reasonable time after such a resignation, removal or other event, any court of competent jurisdiction may appoint a successor trustee after such notice, if any, solely to the Company and the retiring trustee, as such court may deem suitable and proper.

     In the event of such resignation, removal or other event, the retiring trustee or its successors and assigns shall file with the Company a final account to which the provisions of Section 5.8 hereof relating to annual accounts shall apply.

     In the event of the appointment of a successor trustee, such successor trustee will succeed to all the right, title and estate of, and will be, the Trustee; and the retiring trustee will after the settlement of its final account and the receipt of any compensation or expenses due it, deliver the Trust Fund to the successor trustee together with all such instruments of transfer, conveyance, assignment and further assurance as the successor trustee may reasonably require. The retiring trustee will retain a lien upon the Trust Fund to secure all amounts due the retiring trustee pursuant to the provisions of this Trust Agreement.

     5.12 Merger or Consolidation of the Trustee.

     Any corporation continuing as the result of any merger or resulting from any consolidation to which merger or consolidation the Trustee is a party, or any corporation to which substantially all the business and assets of the Trustee may be transferred, will be deemed automatically to be continuing as the Trustee.

6.   ENFORCEMENT; CHANGE OF CONTROL; CREDITORS

     6.1  Enforcement of Trust Agreement and Legal Proceedings.

     The Company shall have the right to enforce any provision of this Trust Agreement, and on or after a Change of Control, any Participant (or if such Participant is deceased, his Beneficiary) shall have the right as a beneficiary of the Trust to enforce any provision of this Trust Agreement that affects the right, title and interest of such Participant in the Trust. Except as otherwise provided in Sections 5.8 and 5.9 hereof, in any action or proceeding affecting the Trust, the only necessary parties shall be the Company, the Trustee and the Participants with an interest in the Trust Fund and, except as otherwise required by applicable law, no other person shall be entitled to any notice or service of process. Any judgment entered in such an action or proceeding shall, to the maximum extent permitted by applicable law, be binding and conclusive on all persons having or claiming to have any interest in the Trust.

     6.2  Change of Control.

     For purposes of this Section, "Change of Control" shall mean any one of the following:

     (1) Continuing Directors no longer constitute at least 2/3 of the Directors;

     (2) any person or group of persons (as defined in Rule 13d-5 under the Securities Exchange Act of 1934), together with its affiliates, becomes the beneficial owner, directly or indirectly, of 20% or more of the voting power of the then outstanding securities of the Company entitled to vote for the election of the Company's Directors; provided that this Section

6.2(2) shall not apply with respect to any holding of securities by (I) the trust under a Trust Indenture dated September 2, 1957 made by Louie E. Roche,
(II) the trust under a Trust Indenture dated August 23, 1957 made by Harvey Hubbell, and (III) any employee benefit plan (within the meaning of Section 3(3) of ERISA) maintained by the Company or any affiliate of the Company;

     (3) the consummation of a merger or consolidation of the Company with any other corporation, the sale of substantially all of the assets of the Company or the liquidation or dissolution of the Company, unless, in the case of a merger or consolidation, the incumbent Directors in office immediately prior to such merger or consolidation will constitute at least 2/3 of the Directors of the surviving corporation of such merger or consolidation and any parent (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934) of such corporation; or

     (4) at least 2/3 of the incumbent Directors in office immediately prior to any other action proposed to be taken by the Company's stockholders determine that such proposed action, if taken, would constitute a change of control of the Company and such action is taken.

     For purposes of this Section, "Continuing Director" shall mean any individual who is a member of the Company's Board of Directors on December 9, 1986 or was designated (before such person's initial election as a Director) as a Continuing Director by 2/3 of the then Continuing Directors.

     For purposes of this Section, "Director" means an individual who is a member of the Company's Board of Directors on the relevant date.

     Notwithstanding the foregoing definition of Change of Control, no Change of Control shall be deemed to have occurred for purposes of this Trust Agreement unless and until the Trustee receives a written notice of the existence of such Change of Control from a person holding one or more of the following positions with the Company immediately preceding the event giving rise to the Change of
Control: chairman of the board of directors, president, chief executive officer, general counsel, chief financial officer, or treasurer. The Trustee may rely conclusively upon such notice.

     6.3  Insolvency of the Company.

          (a) If at any time (i) the Company or a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, (ii) the Trustee is served with any order, process or paper from which it appears that an allegation to the effect that the Company is Insolvent has been made in a judicial proceeding or (iii) the Trustee has actual knowledge of a current report or statement from a nationally recognized credit reporting agency or from a Reliable Source to the effect that the Company is Insolvent, the Trustee shall discontinue payment of Benefits under this Trust Agreement, shall hold the Trust Fund for the benefit of the Company's creditors, and shall resume payment of Benefits under this Trust Agreement in accordance with Section 4 hereof only upon receipt of an order of a court of competent jurisdiction requiring such payment or if the Trustee has actual knowledge of a current report or statement from a nationally recognized credit reporting agency or other Reliable Source (other than a Reliable Source described in clause (iii) of the definition thereof) to the effect that the Company is not Insolvent; provided, however, that in the event that payment of Benefits was discontinued by reason of a court order or injunction, the Trustee shall resume payment of Benefits only upon receipt of an order of a court of competent jurisdiction requiring such payment. The Company and its Chief Executive Officer shall be obligated to give the Trustee prompt written notice in the event that the Company becomes Insolvent. The Trustee shall not be liable to anyone in the event Benefits are discontinued pursuant to this Section 6.3.

          (b) If the Trustee discontinues payment of Benefits pursuant to
Section 6.3(a) and subsequently resumes such payment, the first payment to a Participant following such discontinuance shall include an aggregate amount equal to the difference between the payments which would have been made to such Participant under this Trust Agreement but for Section 6.3(a) and the aggregate payments actually made to such Participant by the Company (as certified to the Trustee by the Participant in writing) during any such period of discontinuance, plus interest on such amount at a rate equivalent to the net rate of return earned by the Trust Fund during the period of such discontinuance.

          (c) In the event that at any time any amount is paid from the Trust Fund to creditors of the Company, the Company shall upon demand by the Trustee deposit into the Trust Fund a sum equal to the amount paid by the Trust Fund to such creditors. The Trustee shall be under no obligation to collect any such deposit.

7.   AMENDMENT, REVOCATION AND TERMINATION

     7.1  Amendment.

          (a) Prior to the occurrence of a Change of Control, the Company may from time to time amend in writing, in whole or in part, any or all of the provisions of this Trust Agreement with the written consent of the Trustee but without the consent of any Participant.

          (b) At any time upon or after the occurrence of a Change of Control, the Company may from time to time amend in writing, in whole or in part, any or all of the provisions of this Trust Agreement with the written consent of the Trustee and two-thirds of the Participants to whom additional Benefits are payable pursuant to a Payment Schedule then in effect. The Recordkeeper shall be solely responsible for obtaining and tabulating such consents and the Trustee may rely conclusively on information received from the Recordkeeper. In addition, the Trust Agreement may be amended by the Company at any time with the written consent of the Trustee, but only to the extent such amendment is required by law or is necessary or desirable to prevent adverse tax consequences to Participants. In the event that the Company proposes to adopt an amendment to the Trust Agreement pursuant to the preceding sentence, the Company shall provide the Trustee with an opinion of counsel reasonably acceptable to the Trustee and in form and substance satisfactory to the Trustee to the effect that such amendment is required by law or is necessary or desirable to prevent adverse tax consequences to Participants. The Trustee may rely and shall be fully protected in relying on such opinion without inquiry.

     7.2  Revocability.

     Prior to a Change of Control, the Trust shall be revocable by the Company, all or any part of the Trust Fund shall be recoverable by the Company and the Participants shall have no right to any part of the Trust Fund. Upon a Change of Control, the Trust shall become irrevocable, and shall be held for the exclusive purpose of providing the Benefits to Participants and their beneficiaries and defraying expenses of the Trust in accordance with the provisions of this Trust

Agreement. Once the Trust has become irrevocable, no part of the income or corpus of the Trust Fund shall be recoverable by the Company, except as provided otherwise in Section 4.8 of this Trust Agreement. Notwithstanding anything in this Trust Agreement to the contrary, the Trust Fund shall at all times be subject to the claims of creditors of the Company as provided in Section 6.3 of this Trust Agreement.

     7.3  Termination.

          (a) Prior to a Change of Control, the Company may revoke and terminate the Trust at any time, in its sole discretion, without the approval of any Participant, upon notice in writing to the Trustee. As soon as practicable following the Trustee's receipt of such notice, the Trustee shall settle its final accounts in accordance with Section 5.8 hereof and, after the receipt of any unpaid fees and expenses, shall distribute the balance of the Trust Fund as directed by the Company.

          (b) Following a Change of Control the Trust shall terminate after the Trustee shall have made all payments required by Section 4, and, after the Trustee's final accounts have been settled in accordance with Section 5.8 hereof and after the receipt of any unpaid fees and expenses, the Trustee shall distribute the balance of the Trust Fund as directed by the Company.

8.   MISCELLANEOUS PROVISIONS

     8.1  Successors.

     This Trust Agreement shall be binding upon and inure to the benefit of the Company and the Trustee and their respective successors and assigns.

     8.2  Nonalienation.

     Except insofar as applicable law may otherwise require, (a) no amount payable to or in respect of any Participant at any time under the Trust shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind, and any attempt to so alienate, sell, transfer, assign, pledge, attach, charge or otherwise encumber any such amount, whether presently or thereafter payable, shall be void; and (b) the Trust Fund shall in no manner be liable for or subject to the debts or liabilities of any Participant.

     8.3  Communications.

          (a) Communications to the Company shall be addressed to the Company at 584 Derby Milford Road, P.O. Box 549, Orange, Connecticut 06477-4024, Attn:
General Counsel; provided, however, that upon the Company's written request, such communications shall be sent to such other address as the Company may specify.

          (b) Communications to the Trustee shall be addressed to the Trustee at The Bank of New York, One Wall Street, 12th Floor, New York, New York 10286,
Attn: Division Head, Domestic/Custody Division; provided, however, that upon the Trustee's written request, such communications shall be sent to such other address as the Trustee may specify.

          (c) No communication shall be binding on the Trustee until it is received by the officer of the Trustee having primary responsibility for this Trust, and no communication shall be binding on the Company until it is received by the Company.

     8.4  Headings.

     Titles to the Sections of this Trust Agreement are included for convenience only and shall not control the meaning or interpretation of any provision of this Trust Agreement.

     8.5  Third Parties.

     A third party dealing with the Trustee shall not be required to make inquiry as to the authority of the Trustee to take any action nor be under any obligation to follow the proper application by the Trustee of the proceeds of sale of any property sold by the Trustee or to inquire into the validity or propriety of any act of the Trustee.

     8.6  Governing Law; Jurisdiction; Certain Waivers.

          (a) This Trust Agreement shall be interpreted and construed in accordance with the internal substantive laws (and not the choice of law rules) of the State of New York. All actions and proceedings brought by the Trustee relating to or arising from, directly or indirectly, this Agreement may be litigated in courts located within the State of New York. The Company hereby submits to the personal jurisdiction of such courts; hereby waives personal service of process upon it and consents that any such service of process may be made by certified or registered mail, return receipt requested, directed to the Company at its address last specified for notices hereunder, and service so made shall be deemed completed five (5) days after the same shall have been so mailed; and hereby waives the right to a trial by jury in any action or proceeding with the Trustee. All actions and proceedings brought by the Company against the Trustee relating to or arising from, directly or indirectly, this Trust Agreement shall be litigated only in courts located within the State of New York.

          (b) To the extent that, in any jurisdiction, the Company has or hereafter may acquire, or is or hereafter may be entitled to claim, for itself or its assets, immunity (sovereign or otherwise) from suit, execution, attachment (before or after judgment) or any other legal process, the Company irrevocably agrees not to claim, and hereby waives, such immunity. The invalidity, illegality or unenforceability of any provision of this Trust Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

     8.7  Adverse Tax Consequences.

     The Company and not the Trustee shall bear the responsibility, if any, in the event that this Trust Agreement gives rise to adverse tax consequences to any Participant, Beneficiary or the Company.

     8.8  Counterparts.

     This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be the original although the others shall not be produced.

     IN WITNESS WHEREOF, this Trust Agreement has been duly executed by the parties hereto as of the day and year first above written.

                                        HUBBELL INCORPORATED


                                        By: /s/ Richard W. Davies
                                            ------------------------------------
                                            Richard W. Davies
                                            ITS: Vice President, General Counsel
                                                 and Secretary

Attest

/s/ James H. Biggart
---------------------------------
James H. Biggart
ITS:  Vice President
      and Treasurer

                                        THE BANK OF NEW YORK, as TRUSTEE


                                        By: /s/ John V. Stenerson
                                            ------------------------------------
                                            John V. Stenerson, VP

Attest

/s/ Ellen R. Whalen
---------------------------------
Ellen R. Whalen, VP

STATE OF CONNECTICUT     )
                      ss.:  ORANGE
COUNTY OF NEW HAVEN      )

     On this 11th day of March, 2005, before me personally came RICHARD W. DAVIES, to me known, who, being by me duly sworn, said that he resides at 57 HESSEKY MEADOW ROAD, WOODBURY, CONNECTICUT 06798; that he is a VICE PRESIDENT of HUBBELL INCORPORATED, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

                                        /s/ Dawn M. Rising
                                        -------------------------------
                                        Notary Public
                                        Commission Expires: 11/30/05

STATE OF NEW YORK       )
                     ss.:   NEW YORK
COUNTY OF NEW YORK      )

     On this 14th day of March, 2005, before me personally came JOHN V. STENERSON, to me known, who, being by me duly sworn, said that he\she resides at 1 WALL STREET, NEW YORK, NY 10286; that he is a VICE PRESIDENT of THE BANK OF NEW YORK, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

                                        /s/ Alice M. Ruggiero
                                        -------------------------------
                                        Notary Public
                                        Commission Expires: 10/31/05

                                                                       Exhibit A

FORM OF LIST OF PARTICIPANTS
----------------------------

     Pursuant to Section 4.5 of the Hubbell Incorporated Grantor Trust For Senior Management Plans Trust Agreement, dated as of March 14, 2005, between HUBBELL INCORPORATED (the "Company") and The Bank of New York as Trustee, the Company provides the following list of Participants in the Plans:



Dated:  ____________, 20__

                                        HUBBELL INCORPORATED


                                        By:
                                           -------------------------------------
                                        Authorized Officer

                                                       Exhibit A-1: Exec. SERP--
                                                           Continuity Agreements

                            FORM OF PAYMENT SCHEDULE
                               _____________, 20__

     Pursuant to Section 4.5 of the Hubbell Incorporated Grantor Trust For Senior Management Plans Trust Agreement, dated as of March 14, 2005, between HUBBELL INCORPORATED (the "Company") and The Bank of New York as Trustee, the Company provides a Payment Schedule with respect to the following Participant:

PARTICIPANT:                            _______________________

ADDRESS:                                _______________________

                                        _______________________

SOCIAL SECURITY NUMBER:                 _______________________

NAME OF BENEFICIARY:                    _______________________

RELATIONSHIP:                           _______________________

ADDRESS:                                _______________________

                                        _______________________

SOCIAL SECURITY NUMBER:                 _______________________

     (1) Continuity Agreement Benefit. In the event that the Termination Affidavit provides that the Participant is entitled to payment of the Participant's pursuant to a Continuity Agreement, then other than with respect to the Participant's benefit under the Hubbell Incorporated Amended and Restated Supplemental Executive Retirement Plan (the "SERP") pursuant to the Continuity Agreement, the Participant shall receive a lump sum payment of $_________, paid in full within ten (10) business days after the Participant's date of Termination (within the meaning of the Participant's Continuity Agreement).

     (2) Ten Year Benefit. In the event that the Termination Affidavit provides that the Participant is entitled to an enhanced annual benefit based on ten (10) years of service, unreduced for Early Retirement (as defined in the SERP), the Participant shall receive equal monthly payments of $_________ or, in the event the Participant has elected otherwise, a lump

                                      A-1-1
sum payment of $_________, commencing (or paid in full, as the case may be) upon the later to occur of (a) the date on which the Participant achieves age 55 and
(b) the date on which the Participant's employment with the Company or an Affiliate terminates. For purposes of this Payment Schedule, "Affiliate" shall mean any person, corporation or other entity which the Company shall have advised the Trustee in writing is a subsidiary or affiliate of the Company or its successor or which owns 20% or more of the voting securities of the Company.

     (3) 8 1/3 Year Benefit. In the event that the Termination Affidavit provides that the Participant is entitled to an enhanced annual benefit based on eight and one-third (8 1/3) years of service, unreduced for Early Retirement under the SERP, the Participant shall receive monthly payments of $__________ or, in the event the Participant has elected otherwise, a lump sum payment of $_________, commencing (or paid in full, as the case may be) upon the later to occur of (a) the date on which the Participant achieves age 55 and (b) the date on which the Participant's employment with the Company or an Affiliate terminates.

     (4) Actual Years of Service Benefit. In the event that the Termination Affidavit provides that the Participant is entitled to an enhanced annual benefit based on the Participant's actual full years of service (but in no event less than five (5) years of service or more than ten (10) years of service), unreduced for Early Retirement under the SERP, the Participant shall receive monthly payments of $__________ or, in the event the Participant has elected otherwise, a lump sum payment of $_________, commencing (or paid in full, as the case may be) upon the later to occur of (a) the date on which the Participant achieves age 55 and (b) the date on which the Participant's employment with the Company or an Affiliate terminates.

     (5) In the event that the Participant dies while receiving monthly installments pursuant to (1), (2) or (3) above, the Spouse (as defined in the SERP) shall be entitled to receive monthly payments of $_________, commencing on the fifteenth (15th) day of the month coinciding with or next following the Participant's death, and shall continue until the Spouse dies.

                            [SIGNATURE PAGE FOLLOWS]

                                      A-1-2

Dated:  ____________, 20__              HUBBELL INCORPORATED


                                        By:
                                           -------------------------------------
                                        Authorized Officer

THE PARTICIPANT MUST SIGN THE FOLLOWING CONSENT IF THIS IS AN AMENDMENT OR SUBSTITUTION OF A PAYMENT SCHEDULE AFTER A CHANGE OF CONTROL

     The undersigned Participant to whom this Payment Schedule relates consents to the amendment of or substitution for the Payment Schedule heretofore on file with the Trustee with respect to him, by the form set forth above.

Dated:______________, 20__
                                        ----------------------------------------
                                        Participant's Signature

                                      A-1-3

                                                       Exhibit A-2: Exec. SERP--
                                                        No Continuity Agreements

                            FORM OF PAYMENT SCHEDULE
                               _____________, 20__

     Pursuant to Section 4.5 of the Hubbell Incorporated Grantor Trust For Senior Management Plans Trust Agreement, dated as of March 14, 2005, between HUBBELL INCORPORATED (the "Company") and The Bank of New York as Trustee, the Company provides a Payment Schedule with respect to the following Participant:

PARTICIPANT:                            _______________________

ADDRESS:                                _______________________

                                        _______________________

SOCIAL SECURITY NUMBER:                 _______________________

NAME OF BENEFICIARY:                    _______________________

RELATIONSHIP:                           _______________________

ADDRESS:                                _______________________

                                        _______________________

SOCIAL SECURITY NUMBER:                 _______________________


SPOUSE (if different from
Beneficiary):                           _______________________

ADDRESS:                                _______________________

                                        _______________________

SOCIAL SECURITY NUMBER:                 _______________________

     (1) In the event that the Termination Affidavit provides that the Participant is entitled to a Normal Retirement Benefit, the Participant shall receive a lump sum payment of $_________ in accordance with Section 6.1(a) of the Amended and Restated Supplemental Executive Retirement Plan (the "SERP") (as set forth in the Termination Affidavit), in which case the payment shall be made no later than ten (10) days after the date the Participant's employment with the Company or an Affiliate is

                                      A-2-1
terminated, unless the Participant has elected to otherwise receive monthly payments of $_________, commencing on the fifteenth (15th) day of the month commencing after his actual retirement date, and ending on the fifteenth (15th) day of the month in which the Participant dies (the "Termination Date"), unless a Post-Retirement Death Benefit (as set forth in Section 8.2 of the SERP) is otherwise payable. For purposes of this Payment Schedule, "Affiliate" shall mean any person, corporation or other entity which the Company shall have advised the Trustee in writing is a subsidiary or affiliate of the Company or its successor or which owns 20% or more of the voting securities of the Company.

     (2) In the event that the Termination Affidavit provides that the Participant is entitled to an Early Retirement Benefit, the Participant shall receive a lump sum payment of $_________ in accordance with Section 6.1(a) of the SERP (as set forth in the Termination Affidavit), in which case the payment shall be made no later than ten (10) days after the date the Participant's employment with the Company or an Affiliate is terminated, unless the Participant has elected to otherwise receive monthly payments of $_________, commencing on the fifteenth (15th) day of the month commencing after his actual Early Retirement date (as defined in Section 2.6 of the SERP and set forth in the Termination Affidavit) and ending on the Termination Date, unless a Post-Retirement Death Benefit is otherwise payable.

     (3) In the event that the Termination Affidavit provides that the Participant is entitled to an Accrued Deferred Vested Retirement Benefit, the Participant shall receive a lump sum payment of $_________ in accordance with
Section 6.1(a) of the SERP (as set forth in the Termination Affidavit), in which case the payment shall be made no later than ten (10) days after the date the Participant's employment with the Company or an Affiliate is terminated, unless the Participant has elected to otherwise receive monthly payments of $_________, commencing on the fifteenth (15th) day of the month commencing after the Participant may receive his or her deferred vested retirement benefits under the applicable defined benefit pension plan (qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended) maintained by the Company or any successor thereof, and ending on the Termination Date, unless a Post-Retirement Death Benefit is otherwise payable.

     (4) In the event that the Termination Affidavit provides that the Participant is entitled to a Disability Benefit, the Participant shall receive a lump sum payment of $_________ in

                                      A-2-2
accordance with Section 6.1(a) of the SERP (as set forth in the Termination Affidavit), in which case the payment shall be made no later than ten (10) days after the date the Participant's employment with the Company or an Affiliate is terminated, unless the Participant has elected to otherwise receive monthly payments of $_________, commencing on the fifteenth (15th) day of the month commencing after the Participant is deemed by the Compensation Committee to be so disabled (as set forth in the Termination Affidavit), for so long as the Participant continues to be permanently and totally disabled until the Participant's death, unless a Post-Retirement Death Benefit is otherwise payable.

     (5) In the event that the Termination Affidavit provides that the Spouse is entitled to a Pre-Retirement Death Benefit, the Spouse shall receive monthly payments of $_________, commencing on the later to occur of the first day of (a) the month after the Participant's death and (b) the month following the date the Participant would have attained the earliest age on which he could have retired, provided the Spouse survives to that date, and shall continue until the Spouse dies.

     (6) In the event that the Termination Affidavit provides that the Spouse is entitled to a Post-Retirement Death Benefit, the Spouse shall receive monthly payments of $_________, commencing on the fifteenth (15th) day of the month coinciding with or next following the Participant's death, and shall continue until the Spouse dies.

                            [SIGNATURE PAGE FOLLOWS]

                                      A-2-3

Dated:  ____________, 20__              HUBBELL INCORPORATED


                                        By:
                                           -------------------------------------
                                        Authorized Officer

THE PARTICIPANT MUST SIGN THE FOLLOWING CONSENT IF THIS IS AN AMENDMENT OR SUBSTITUTION OF A PAYMENT SCHEDULE AFTER A CHANGE OF CONTROL

     The undersigned Participant to whom this Payment Schedule relates consents to the amendment of or substitution for the Payment Schedule heretofore on file with the Trustee with respect to him, by the form set forth above.

Dated:______________, 20__
                                        ----------------------------------------
                                        Participant's Signature

                                      A-2-4

                                                     Exhibit A-3: Top Hat Plan--
                                                        No Continuity Agreements

                            FORM OF PAYMENT SCHEDULE
                               _____________, 20__

         Pursuant to Section 4.5 of the Hubbell Incorporated Grantor Trust For Senior Management Plans Trust Agreement (the "Trust Agreement"), dated as of March 14, 2005, between HUBBELL INCORPORATED (the "Company") and The Bank of
New York as Trustee, the Company provides a Payment Schedule with respect to the following Participant:

PARTICIPANT:                            _______________________

ADDRESS:                                _______________________

                                        _______________________

SOCIAL SECURITY NUMBER:                 _______________________

NAME OF BENEFICIARY:                    _______________________

RELATIONSHIP:                           _______________________

ADDRESS:                                _______________________

                                        _______________________

SOCIAL SECURITY NUMBER:                 _______________________


SPOUSE (if different from
Beneficiary):                           _______________________

ADDRESS:                                _______________________

                                        _______________________

SOCIAL SECURITY NUMBER:                 _______________________

     (1) In the event that the Termination Affidavit provides that the Participant is entitled to a Retirement Benefit payable in monthly installments, the Participant shall receive monthly payments of $_________, in accordance with
Article V of the Hubbell Incorporated Top Hat Restoration Plan (the "Top Hat Plan") (as set forth in the Termination Affidavit), commencing on the fifteenth
(15th) day of the month commencing after his

                                      A-3-1
actual retirement date, and ending on the fifteenth (15th) day of the month in which the Participant dies (the "Termination Date"), unless the Participant has designated an eligible beneficiary at his death of death with respect to benefits under the Hubbell Incorporated Retirement Plan for Salaried Employees (as set forth in Section 5.2 of the Top Hat Plan).

     (2) In the event that the Termination Affidavit provides that the Participant is entitled to a Retirement Benefit payable as a lump sum, the Participant shall receive a lump sum payment of $_________ in accordance with
Article V of the Top Hat Plan (as set forth in the Termination Affidavit), in which case the payment shall be made sixty (60) days after the date when such Retirement Benefit payments, if payable in the form of an annuity, would otherwise commence.

     (3) In the event that the Termination Affidavit provides that the Participant is entitled to a Retirement Benefit payable as a lump sum and there has occurred a Change of Control (as defined in the Trust Agreement), the Participant shall receive a lump sum payment of $_________ in accordance with
Section 11.3 of the Top Hat Plan (as set forth in the Termination Affidavit), in which case the payment shall be made no later than thirty (30) days after the date the Participant's employment with the Company or an Affiliate is terminated for any reason, including death, or, if the Participant is in pay status or deceased at the time of the Change of Control, such payment shall be made to the Participant or his beneficiary or spouse (as the case may be) then receiving benefits no later than thirty (30) days after such Change of Control, unless the Participant has elected otherwise (as set forth in Section 11.3 of the Top Hat
Plan).

                            [SIGNATURE PAGE FOLLOWS]

                                      A-3-2

Dated:  ____________, 20__              HUBBELL INCORPORATED


                                        By:
                                           -------------------------------------
                                        Authorized Officer

THE PARTICIPANT MUST SIGN THE FOLLOWING CONSENT IF THIS IS AN AMENDMENT OR SUBSTITUTION OF A PAYMENT SCHEDULE AFTER A CHANGE OF CONTROL

     The undersigned Participant to whom this Payment Schedule relates consents to the amendment of or substitution for the Payment Schedule heretofore on file with the Trustee with respect to him, by the form set forth above.


Dated:______________, 20__
                                        ----------------------------------------
                                        Participant's Signature

                                      A-3-3

                                                       Exhibit B-1: Exec. SERP--
                                                           Continuity Agreements

                          FORM OF TERMINATION AFFIDAVIT

     I, _________________, under penalties of perjury, do hereby solemnly swear
(i) that, pursuant to Section 4.1 of the Hubbell Incorporated Grantor Trust For Senior Management Plans Trust Agreement between The Bank of New York (the "Trustee") and Hubbell Incorporated (the "Company"), dated as of March 14, 2005 (the "Trust Agreement"), I am providing this Termination Affidavit to the Trustee and the Company in order to secure the benefits to which I am entitled under such Trust Agreement and the Hubbell Incorporated Amended and Restated Supplemental Executive Retirement Plan; (ii) that a Termination (within the meaning of the Participant's Continuity Agreement) occurred on _________ __, 20__; (iii) that I am entitled to a [Ten Year Benefit] [8 1/3 Year Benefit] [Actual Years of Service Benefit] [Pre-Retirement Death Benefit] [Post-Retirement Death Benefit]; and (iv) that I am entitled to [a lump sum payment] [monthly payments] of my Benefits (as defined in the Trust Agreement).



                                        ----------------------------------------
                                        Participant's Signature(1)


STATE OF                   )
         ------------------
                            ss.:
COUNTY OF                  )
          -----------------

     On this ___ day of ____________, 20__, before me personally came _________________, to me known, who, being by me duly sworn, said that he\she resides at __________________________ ____________________________ and that the statements herein are all true and correct.

                                        ----------------------------------------
                                        Notary Public
                                        Commission Expires:

---------------------
     (1) If the Affidavit is being made by a Beneficiary, a statement of the date of death of the Participant (and the Beneficiary in the case of the death of the Beneficiary receiving payments) must be added.

                                     B-1-1

                                                       Exhibit B-2: Exec. SERP--
                                                        No Continuity Agreements

                          FORM OF TERMINATION AFFIDAVIT

     I, _________________, under penalties of perjury, do hereby solemnly swear
(i) that, pursuant to Section 4.1 of the Hubbell Incorporated Grantor Trust For Senior Management Plans Trust Agreement between The Bank of New York (the "Trustee") and Hubbell Incorporated (the "Company"), dated as of March 14, 2005 (the "Trust Agreement"), I am providing this Termination Affidavit to the Trustee and the Company in order to secure the benefits to which I am entitled under such Trust Agreement and the Hubbell Incorporated Amended and Restated Supplemental Executive Retirement Plan; (ii) that a Termination (within the meaning of the Trust Agreement) occurred on _________ __, 20__; (iii) that I am entitled to a [Normal Retirement Benefit] [Early Retirement Benefit] [Disability Benefit] [Pre-Retirement Death Benefit] [Post-Retirement Death Benefit]; and
(iv) that I am entitled to [a lump sum payment] [monthly payments] of my Benefits (as defined in the Trust Agreement).



                                        ----------------------------------------
                                        Participant's Signature(1)


STATE OF                   )
         ------------------
                            ss.:
COUNTY OF                  )
          -----------------

     On this ___ day of ____________, 20__, before me personally came _________________, to me known, who, being by me duly sworn, said that he\she resides at __________________________ ____________________________ and that the statements herein are all true and correct.

                                        ----------------------------------------
                                        Notary Public
                                        Commission Expires:

---------------------
     (1) If the Affidavit is being made by a Beneficiary, a statement of the date of death of the Participant (and the Beneficiary in the case of the death of the Beneficiary receiving payments) must be added.

                                      B-2-1

                                                     Exhibit B-3: Top Hat Plan--
                                                        No Continuity Agreements

                          FORM OF TERMINATION AFFIDAVIT

     I, _________________, under penalties of perjury, do hereby solemnly swear
(i) that, pursuant to Section 4.1 of the Hubbell Incorporated Grantor Trust For Senior Management Plans Trust Agreement between The Bank of New York (the "Trustee") and Hubbell Incorporated (the "Company"), dated as of March 14, 2005 (the "Trust Agreement"), I am providing this Termination Affidavit to the Trustee and the Company in order to secure the benefits to which I am entitled under such Trust Agreement and the Hubbell Incorporated Top Hat Restoration Plan (the "Plan"); (ii) that a Termination (within the meaning of the Trust Agreement) occurred on _________ __, 20__; (iii) that I am entitled to a Retirement Benefit under the Plan; and (iv) that I am entitled to [a lump sum payment] [monthly payments] of my Benefits (as defined in the Trust Agreement).



                                        ----------------------------------------
                                        Participant's Signature(1)


STATE OF                   )
         ------------------
                            ss.:
COUNTY OF                  )
          -----------------

     On this ___ day of ____________, 20__, before me personally came _________________, to me known, who, being by me duly sworn, said that he\she resides at __________________________ ____________________________ and that the statements herein are all true and correct.

                                        ----------------------------------------
                                        Notary Public
                                        Commission Expires:

---------------------
     (1) If the Affidavit is being made by a Beneficiary, a statement of the date of death of the Participant (and the Beneficiary in the case of the death of the Beneficiary receiving payments) must be added.

                                     B-3-1

                                                                       Exhibit C


              FORM OF AFFIDAVIT WITH RESPECT TO FINAL DETERMINATION

                           --------------------------

     I, _______________________, under penalties of perjury, do hereby solemnly swear (i) that I make this affidavit in order to induce The Bank of New York, as Trustee under the Hubbell Incorporated Grantor Trust For Senior Management Plans Trust Agreement, dated as of March 14, 2005, between Hubbell Incorporated (the "Company") and The Bank of New York as Trustee (the "Trust Agreement"), to pay me the benefits to which I am entitled under such Trust Agreement, and (ii) that a Final Determination (within the meaning of Sections 1.1(j) and 4.3 of the Trust Agreement) has occurred with respect to my interest in the Trust Fund on _________ __, 20__.



                                        ----------------------------------------
                                        Participant's Signature(1)


STATE OF                   )
         ------------------
                            ss.:
COUNTY OF                  )
          -----------------

     On this ___ day of ____________, 20__, before me personally came _________________, to me known, who, being by me duly sworn, said that he\she resides at __________________________ ____________________________ and that the statements herein are all true and correct.

                                        ----------------------------------------
                                        Notary Public
                                        Commission Expires:

                                                                       Exhibit D


             FORM OF CHANGE OR REVOCATION OF BENEFICIARY DESIGNATION


     Pursuant to Section 4.6 of the Hubbell Incorporated Grantor Trust For Senior Management Plans Trust Agreement, dated as of March 14, 2005, between Hubbell Incorporated (the "Company") and The Bank of New York as Trustee, I hereby revoke all prior beneficiary designations and designate the following Beneficiary of any payments to which my Beneficiary is entitled under the Trust Agreement.

     I hereby reserve the right to change or revoke this beneficiary designation without notice to any beneficiary.

----------------------------         ------------            -------------------
Name of Beneficiary (Primary)        Relationship            Social Security No.


--------------------------------------------------------------------------------
Address


     I understand that to be effective, any change or revocation must be received by the Trustee during my life at the address set forth below or at such other address as may from time to time be specified by the Trustee for notices to it under the Trust Agreement.


Date
     -------------------------------      --------------------------------------
                                          Participant's Signature

Return this form to:       The Bank of New York
                           One Wall Street, 12th Floor
                           New York, New York 10286
                           Attention:  Division Head
                           Domestic/Custody Division

                                                                       Exhibit E


                             TRUSTEE'S FEE SCHEDULE

                              The Bank of New York
                          Retirement Services Division
                     Rabbi Trust and Recordkeeping Services
                                Schedule of Fees
                                      For
                              Hubbell Incorporated

The following schedule of fees would apply to each trust.


Market Value Fee:

1/10 of 1% of assets with a minimum of $25,000.


Special Asset Fee:

$3,000 per annum for the first passive, commingled investment fund, mutual fund, insurance carrier, and company stock account held as an asset per issuer.

$500 per annum for each additional special asset held in an account.

$5,000 per annum for each actively managed account.


Recordkeeping Fees:

Outside agent retained by Bank at fair market rate.


Transaction Fees:

Security Transaction                  $15.00 per security transaction
Lump Sum/Expense Payments             $13.00 per check, plus postage
Wire Transfers                        $15.00 per transfer
Mailings                              $  .50 each


Special Transaction Fees:

Change of Control                     $25,000 per event
Insolvency                            $25,000 per event
Termination of the Trust              $ 5,000 per event
Tax Form Preparation                  $150 per hour as incurred
Convert to Pay Status                 $100 per participant
Proxy Services                        As Incurred
Legal Fees/Out-of-Pocket Expenses     As Incurred

Fees as quoted above do not include any direct out-of-pocket or legal expenses which would become payable in accordance with the rabbi trust agreement. There are no initial set-up fees, except legal fees, incurred with the conversion of the trust to The Bank of New York, including modification to our standard documentation.

Fees outstanding more than 90 days will be automatically debited to the Trust.




                                      E-2